UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   November 5, 2003




                         THE SOUTH FINANCIAL GROUP, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)




         South Carolina            0-15083                57-0824914
         --------------           -----------           ---------------
     (State of other juris-       (Commission            (IRS Employer
     diction of incorporation)    File Number)        Identification Number)


         102 South Main Street, Greenville, South Carolina       29601
         -------------------------------------------------       -----
         (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:  (864) 255-7900

Item 5.  Other Events

          This Current Report on Form 8-K files certain information regarding offering expenses related to the shelf registration statement (the "Shelf Registration Statement") of The South Financial Group, Inc. on Form S-3 (Registration No. 333-106578) and contained in Item 14 to Part II of the Shelf Registration Statement:

   Registration fee under the Securities Act of 1933, as amended  $   18,400
   Blue Sky fees and expenses (including counsel fees)                     0  *
   Fees of rating agencies                                                 0
   Trustees' fee and expenses                                              0
   Printing and engraving                                            100,000  *
   Accounting services                                               200,000  *
   Legal fees of registrant's counsel                                125,000  *
   Miscellaneous                                                      25,000  *
                                                                  -------------

                   Total                                          $  468,400  *

         *  Estimated

This information shall be deemed to be incorporated by reference into the Shelf Registration Statement.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE SOUTH FINANCIAL GROUP, INC.


November 5, 2003                            By:    /s/ William S. Hummers III
                                                   --------------------------
                                                   William S. Hummers III
                                                   Executive Vice President